UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           -----------------------


                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported)   April 2, 1999
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                         ANIXTER INTERNATIONAL INC.
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   (Exact Name of Registrant as Specified in Charter)

          Delaware               1-5989             94-1658138
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      (State or Other         (Commission          (IRS Employer
      Jurisdiction of         File Number)      Identification No.)
       Incorporation)


              4711 Golf Road, Skokie, Illinois           60076
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            (Address of Principal Executive Offices)   (Zip Code)


   Registrant's telephone number, including area code  (847) 677-2600
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   ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

        On April 2, 1999, the Registrant completed the sale of its North American Network Integration business to Ameritech Corporation for approximately $195,000,000, subject to certain post-closing purchase price adjustments. The sale was effected pursuant to an Asset Purchase Agreement, dated as of February 22, 1999, as amended, among Ameritech and two of its wholly owned subsidiaries, as purchasers, and the Registrant and two of its wholly owned subsidiaries, as sellers. The purchase price and other terms of the Asset Purchase Agreement were determined through arm's length negotiations between representatives of the Registrant and Ameritech. The Registrant will use the proceeds from the sale initially to reduce borrowings under its revolving credit agreement and will reborrow funds as necessary in connection with its ongoing share repurchase program. As a result of this sale and the sale of the Registrant's European Network Integration business in the fourth quarter of 1998, the Registrant is no longer in the business of providing services for the design, deployment and support of network infrastructures, except for a small business in the Pacific rim which it intends to sell. Accordingly, the Registrant has reflected all of its network operations as discontinued operations for financial reporting purposes.

   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

        (B)  PRO FORMA FINANCIAL INFORMATION.

        The Registrant's European and North American Network Integration businesses have already been reflected as discontinued operations in the audited consolidated financial statements contained in the Registrant's Annual Report on Form 10-K for the fiscal year ended January 1, 1999. Accordingly, the PRO FORMA financial information regarding the sale described in Item 2 above has been previously reported.

        (C)  EXHIBITS.

             2.1 Asset Purchase Agreement, dated as of February 22, 1999, by and among ORC ACQUISITION CORP., 3026186 Nova Scotia Company, Ameritech Corporation, Anixter Inc., Anixter Canada Inc. and Anixter International Inc.

             2.2 First Amendment to Asset Purchase Agreement, dated as of March 29, 1999, by and among ORC ACQUISITION CORP., 3026186 Nova Scotia Company, Ameritech Corporation, Anixter Inc., Anixter Canada Inc. and Anixter
                  International Inc.










                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ANIXTER INTERNATIONAL INC.
                                           (Registrant)



   Date: April 12, 1999               By:   /s/ Dennis J. Letham
                                           ---------------------
                                           Dennis J. Letham
                                           Senior Vice President -
                                           Finance and
                                           Chief Financial Officer








































                                EXHIBIT INDEX


   EXHIBIT
   NO.       DESCRIPTION
   -------   -----------

   2.1 Asset Purchase Agreement, dated as of February 22, 1999, by and among ORC ACQUISITION CORP., 3026186 Nova Scotia
             Company, Ameritech Corporation, Anixter Inc., Anixter Canada Inc. and Anixter International Inc.

   2.2 First Amendment to Asset Purchase Agreement, dated as of March 29, 1999, by and among ORC ACQUISITION CORP., 3026186 Nova Scotia Company, Ameritech Corporation, Anixter Inc., Anixter Canada Inc. and Anixter International Inc.